                                                                    EXHIBIT 10.3

LEASE AGREEMENT ENTERED INTO BY AND BETWEEN TEDE S.A. DE C.V., (HEREINAFTER REFERRED TO AS "TEDE"), HEREIN REPRESENTED BY MR. MARIO TERAN DEL RIO, AND BY CALAVO FOODS DE MEXICO, S.A. DE C.V. (HEREINAFTER REFERRED TO AS THE "COMPANY"), HEREIN REPRESENTED BY MR. EVERETT J. TAYLOR, PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:

                                   RECITALS:

I. - TEDE hereby declares that:

A. It is a company organized and existing under the Mexican General Corporation Law, as per Public Instrument No. 22,582, executed before attorney LIC.
GONZALO GONZALEZ ALVAREZ, Public Notary No. 6 of the city of Mexicali, Baja California, Mexico, having its corporate object the development and operation of an industrial Park in the city of Mexicali, Baja California, Mexico.

B. MR. MARIO TERAN DEL RIO is its attorney-in-fact, as it appears in Public Instrument No. 22,582/Vol.262, executed before attorney GONZALO GONZALEZ ALVAREZ, Public Notary No. 6 of the city of Mexicali, Baja California, Mexico.

C. TEDE'S registration number at the Federal Registry of Taxpayers is:
TED-781027-R72.

D. The address at which it has its principal place of business is: CARRETERA UNION MARAN #1001, PARQUE INDUSTRIAL MARAN, MEXICALI, BAJA CALIFORNIA, MEXICO.

E. TEDE has established an Industrial Development, hereinafter referred to as the Maran Industrial Park, as more specifically shown and illustrated on in Exhibit "A", which is attached hereto and made a part hereof.

F. The parties desire to enter into a Lease of part of lot number 9, located in the Industrial Park and of certain Improvements that will be constructed on the land. The land and the Improvements together shall hereinafter be referred to as the Leased Property as shown in block diagram referred to as Exhibit "B", which is attached hereto and made a part hereof. TEDE also states that there are no existing liens other than non-delinquent taxes or existing mortgages.

G. That it has previously applied for and obtained financial loans through Mexican and Foreign Banking and Lending Institutions, with which funds, building and Improvements located in the Industrial Park, were constructed.

H. That TEDE is authorized to use the land described on Recital I.F., and is duly authorized by its owner, Maran de Mexicali, S.A. de C.V., from which Mario Teran del Rio is the President and attorney-in-fact as it appears in Public Instrument No. 12,578/Vol. 198, executed before attorney GONZALO GONZALEZ ALVAREZ, Public Notary No. 6 of the city of Mexicali, Baja California, Mexico, and has the right to use the property without obtaining consent of another party.

II.--COMPANY hereby declares that:

A. It is a company organized under the Mexican General Corporation Law as per Public Instrument No. 29,034 executed on 26-09, 1994 before attorney F. Diaz Ceballos Notary Public No. 4 of the city of Mexicali, Baja California, Mexico.

B. Mr. Everett Jerome Taylor verifies his capacity as attorney in-fact of COMPANY as per Public Instrument No. 29,034 executed on 26-09, 1994 before attorney F. Diaz Ceballos, Notary Public No. 4 of the city of Mexicali, Baja California, Mexico.

C. COMPANY'S registration number at the Federal Registry of Taxpayers is:
CFM-940926-K48.

D. The address at which it has its principal place of business is: CALLE ELECTRA #1099, PARQUE INDUSTRIAL MARAN, MEXICALI, B.C., Mexico.

E. That it wishes to enter into a Lease Agreement on the Land and Improvements described on Recital I.F. described herein above. The land area is 103,983.79 FT(SQUARED) (ONE HUNDRED AND THREE THOUSAND NINE HUNDRED AND EIGHTY THREE POINT SEVENTY NINE SQUARE FEET). The covered area is 53,311 FT(SQUARED) (FIFTY THREE THOUSAND THREE HUNDRED AND ELEVEN SQUARE FEET), including 3,000 FT(SQUARED) (THREE THOUSAND SQUARE FEET) OF MAIN OFFICE/LUNCHROOM/RESTROOM AREAS. The Lessee agrees to the layout and distribution illustration described and shown on building layout labeled Exhibit "C", which forms an integral part of this Lease Agreement.

F. TEDE hereby authorizes COMPANY, to partially occupy the Leased Property as of November 15, 1994, without this implying acceptance of Improvements, so that COMPANY may initiate installation of its equipment in the Leased Property, and also obligates to have the Leased Property and Improvements operational by December 15, 1994.

                                    CLAUSES:

I. SCOPE OF LEASE AGREEMENT.

On the express terms and conditions set forth hereinafter, the scope of this Lease Agreement is as follows: TEDE hereby Leases to COMPANY and COMPANY hereby Leases from TEDE the land in the Industrial Park as described on Exhibit "B", which is attached hereto and made a part hereof, and the Improvements as more specifically described hereinafter in this Lease Agreement, as shown on Exhibit "D" of this Contract.

II. CONSTRUCTION BY TEDE.

A. TEDE will construct on the Land, at TEDE'S sole expense, in good and workmanlike manner, certain Improvements which shall hereinafter be referred to as the Improvements. Said

Improvements will be made in accordance with plans and specifications which have been mutually approved by TEDE and COMPANY and such approval is hereby acknowledged by the parties, as shown on Exhibits C & D.

TEDE shall deliver the premises complete and ready for occupancy 55 (Fifty five days) working days (excluding acts of God) after the signing of this lease Agreement, pursuant with recital II.F. and free of any construction related liens.

B. TEDE will perform all construction with respect to the Improvements in accordance with all laws, ordinances, regulations, and orders of governmental authorities, and Industrial Park Regulations which are attached hereto as Exhibit "E".

C. TEDE has constructed and installed Improvements serving the Leased Property, including street pavements, curbs and gutters, street lighting & utilities, including sanitary sewers, storm drainage, electricity, telephone and water services within the streets or adjacent to the Leased Property, pursuant to the Building plans and all requirements of the competent governmental agency that has jurisdiction over the Leased Property.

III. INSTALLATIONS BY COMPANY.

A. COMPANY may, at its expense, install on the Leased Property, such trade fixtures, equipment and furniture as it may deem necessary, provided that such items are installed and are removable without damage to the structural integrity of the Improvements. Said trade fixtures, equipment and furniture shall remain the COMPANY'S property and, unless COMPANY is in default hereunder, shall be removed by COMPANY upon expiration of the term hereof, or earlier termination of this lease. COMPANY may also install temporary Improvements in the interior of the Improvements upon the Leased Property, provided that such Improvements are installed and are removable without damage to the structure of the building. Such Improvements shall remain the property of the COMPANY and, unless COMPANY is in default hereunder, shall be removed by COMPANY upon expiration of the term hereof or earlier termination of this Lease. COMPANY shall repair, at its sole expense, all damage caused by the installation or removal of trade fixtures, equipment, furniture or temporary Improvements.

B. COMPANY shall perform all installations in accordance with all laws, ordinances, regulations, order of governmental authorities, and the Industrial Park Regulations which are attached hereto as Exhibit "E".

IV. LEASE TERM AND COMMENCEMENT DATE.

A. Lease Agreement. This Lease Agreement shall be effective from the date of execution hereof until the same is terminated as provided hereinafter.

B. Term. The term of this Lease shall commence upon TEDE'S completion of the Improvements listed on Exhibits C & D, with compliance with all necessary governmental approval for occupation and COMPANY'S receipt of such Improvements and the Leased Property, said term shall end on the first full "Lease Term" (as said term is hereinafter defined). In the event TEDE does not deliver the improvements and impairs the COMPANY'S operation and/or installation of the equipment, on or before December 15, 1994, then COMPANY may terminate this lease agreement.

C. Term. The term "Lease Term" as used herein shall mean a period of ten (10) consecutive years, obligatory for both parties. The first Lease Term shall begin on the date of commencement of the term hereof, provided that the date of commencement of such term shall occur on the first day of a calendar month; if this is not the case, then the first Lease Term shall commence upon the first day of the immediately succeeding calendar month, following the date of commencement of such term.

In the case of a succeeding Lease Term, if any, it shall commence on the anniversary date of the first Lease Term. The COMPANY shall have the right to terminate this agreement at the end of the fifth year, by means of presenting TEDE a written notice no less than 6 month previous to the end of the 60th (sixtieth) month and no later than the start of the 61st month. Furthermore, if the first early termination option is not exercised, then the COMPANY shall have a second option to terminate that must be exercised by presenting a written notice to TEDE no less than 90 days prior to the end of the 96th month and no later than the start of the 97 month.

V. RENT.

A. Lease. As initial monthly base rent for the Lease of the Land and the Improvements during the Lease Term, COMPANY shall pay to TEDE at the address of TEDE stated above, the monthly sum of $21,846.84 (TWENTY ONE THOUSAND EIGHT HUNDRED FORTY SIX DOLLARS AND 84 CENTS U.S.CY.). The rent shall be paid during the first 3 (three) days of each calendar month. Any payment made after this period will be subject to remedies available to TEDE as described in clause XIX.2.

1. The base rent shall be adjusted on the third year, using the cumulative increment in the Consumer Price Index for all Urban consumers (National index) from the first two years of the Lease Term. After this first adjustment, the rent shall be adjusted annually at the start of each succeeding Lease Year (4th year), using the cumulative increment for the previous year from which the adjustment is made.

B. COMPANY will pay the rent provided for in the above paragraph "A", in pesos, Mexican Currency, at the rate of exchange in the free foreign market on the date such sums are due and payable, or in U.S. Dollars. TEDE'S option must be in compliance with Mexico's laws of Foreign Exchange.

The foregoing will not be considered to impede or hinder TEDE'S possibilities and rights under Clause XII (Twelve) to negotiate or assign this agreement to Mexican, United States or other Foreign Banking or Lending Institutions.

C. Building Expansion. If the building is expanded during the initial term of the Lease Agreement, the following additional charge will be made on top of the monthly rent stated on Clause V.A. of this Lease Agreement: As additional monthly rent for the Expansion of the building during the initial Lease Term, COMPANY shall pay to TEDE at the address of TEDE stated above, the additional rent equivalent for the then current lease rate per square foot of covered area per month, at the time that the expansion is completed. The lease rate will be applicable only to the improvements made by TEDE in addition to the original improvements described on exhibit D.

D. Liquidated Damages. In the event this Lease Agreement is terminated by TEDE due to a default of COMPANY prior to or during the first (1st) six (6) months of the Lease Term, TEDE shall be entitled to keep and retain as liquidated damages, all sums paid or deposited by COMPANY, as prepaid rent or as a security deposit, in addition to any other rights of TEDE as provided for herein.

E. Setoff. The payment of any rent due under this Lease, shall not be withheld or reduced for any reason whatsoever, except as provided for herein, and COMPANY agrees to assert any claim, demand, or other right against TEDE only by an independent proceeding, except as provided for herein.

F. Option to renew. TEDE hereby grants to COMPANY an option to renew the term of this lease for two additional periods (Option terms) of 5 (Five) years each. Each option term will be binding for TEDE and optional for COMPANY. Once COMPANY exercises option to renew, the 5 (five) year option term will be obligatory for both parties. Each option to renew for an additional 5 (five) years may be exercised by COMPANY by giving written notice at least ninety (90) days prior to the end of the first Lease Term, or any extension thereof that may be granted by TEDE.

G. Advanced termination of Lease Term. In the event that COMPANY is prevented from using the Leased Property, as provided herein, as a consequence of any act of the United States or Mexican authorities, be it administrative, executive or judicial, which results in the appropriation, forcible purchase, or surrender in any manner of the assets of COMPANY, or may otherwise result in the prevention of CALAVO FOODS INC. or COMPANY of doing business in Mexico, or subject to significantly increased costs, not due to CALAVO FOODS INC., or COMPANY'S fault, including taxes of operating or doing business in Mexico, imposed by either the United States or Mexican government, then, and in such event, COMPANY shall have the right to give TEDE notice of termination of this Lease. Said notice must be issued and delivered to TEDE no less than 2 months in advance to the vacancy of the premises. COMPANY may also give such notice of termination of this Lease in the event that, due to negligence, wrongful or unlawful acts of TEDE, COMPANY is prevented from the quiet, peaceful and interrupted enjoyment of the Leased Property. This clause shall be effective after the end of the 5th (Fifth) consecutive Lease Year.

VI.  USE.

The Leased Property shall be used and occupied for any lawful industrial purpose, including the processing of avocado or other food products, not in violation of the Industrial Park Regulations attached hereto as Exhibit "E", such processing activity is not in violation of the Industrial Park regulations, or any other contractual restrictions. COMPANY shall promptly and adequately comply with all laws, regulations, ordinances and orders of all governmental authorities affecting the Leased Property, and its cleanliness, safety, hygiene and labor facilities applicable to the COMPANY'S use of the Leased Property, including and specially those of a sanitary and environmental nature. COMPANY shall not perform or omit any actions that may damage the Leased Property (ordinary wear and tear accepted), or be a nuisance, or menace to the other occupants of the Industrial Park.

COMPANY shall be exclusively liable for any and all damages, fines or other costs originated by its failure to abide by the above referred provisions. COMPANY receives the Leased Property free of any pollutants or contamination in the soil or its improvements and in the same conditions shall deliver it back to TEDE upon termination hereof. COMPANY shall take all clean-up actions and be liable for all costs incurred thereof. This clause shall survive termination of this agreement.

VII. INSURANCE

A. Fire and other Insurance. During the Lease Term, COMPANY, at its sole expense, shall obtain and maintain in full force an insurance policy covering the greater amount of either N$3,875,000 New Pesos Mexican Currency (THREE MILLION EIGHT HUNDRED AND SEVENTY FIVE THOUSAND NEW PESOS) or $1,250,000 U.S. Dollars (ONE MILLION TWO HUNDRED AND FIFTY THOUSAND DOLLARS U.S. Cy), as insurance for fire, lightning, falling aircraft, smoke, windstorm, earthquake, hail, vehicle damage, volcanic eruption, strikes, civil commotion, vandalism, riots, malicious mischief, and flood insurance, on the Leased Property. The insurance amount shall be adjusted annually by TEDE, to reflect changes in the property values, and the insurance policy coverage must be modified accordingly by the COMPANY. TEDE shall be named the COMPANY'S beneficiary on this policy.

B. Comprehensive Liability Insurance. During the Lease Term, COMPANY shall, at its own expense, obtain and maintain in full force a policy of comprehensive liability insurance including property damage, that insures both COMPANY and TEDE (and such other agents and employees of TEDE, TEDE'S subsidiaries or affiliates, or TEDE'S assignees or any nominee of TEDE holding any interest in the Leased Property, including without limitation, the holders of any mortgage encumbering the Leased Property) against liability for injury to persons and property and for death of any persons occurring in or about the Leased Property.

The liability insurance shall be in the amount of no less than $1,000,000 U.S. dollars (ONE MILLION DOLLARS U.S. Cy.), or its equivalent in Mexican Currency.

C. Business Interruption and other insurance. COMPANY shall also obtain and maintain annual Business Interruption insurance in the amount of the annual rent provided for herein in favor of TEDE. COMPANY shall be responsible for maintaining insurance on all of COMPANY'S own property. Except for insurance upon COMPANY'S property, TEDE or its appointee shall be named the COMPANY'S beneficiary of any and all proceeds from any and such policy or policies, as TEDE'S interest may be.

D. Form and Delivery of Policies. Each insurance policy referred to in the preceding paragraphs shall be in a form approved by the Department of Finance and Public Credit and written with one or more companies licensed to exercise insurance in Mexicali, Baja California, Mexico, and the policies shall provide that it shall not be subject to cancellation or change, except after at least 30 (Thirty) days prior notice to TEDE. The policies, or duly executed certificates for them, together with copies of receipts for payment of the premiums thereof, shall be delivered to TEDE prior to the Commencement Date of the Lease Term, as provided in Clause IV hereof.

All documents verifying the renewal of such policies shall be delivered to TEDE at least 30 (Thirty) days prior to the expiration of the term of such coverage. Prior to the Commencement Date of the Lease Term, each party shall procure and maintain such insurance covering its own liability and property as each deems appropriate.

E. Both parties mutually release the other from, and waive subrogation with respect to responsibility due to damage or loss of their respective properties, which damages or losses are covered by the insurance policies herein above described, regardless if the amount of insurance is not sufficient to cover the losses, provided that the policy then in effect, complied with the requirements listed on Clause VII.A. of this Lease Agreement.

VII. TAXES AND ASSESSMENTS.

Property taxes are paid by TEDE and with the exception of the income tax and asset tax imposed on TEDE, which shall be borne by TEDE, COMPANY shall pay all taxes and assessments of every kind which are or may be levied at any time during the Lease Term against the Leased Property, the Lease Agreement or the COMPANY, including but not limited to, Value Added Tax (IVA), gross sales tax and all such taxes and assessments, levied by any federal, state or municipal government, or any other governmental authority.

All such taxes and assessments shall be paid by the COMPANY, and receipt showing the payment of such taxes and assessments delivered to TEDE at least ten (10) days before such taxes and assessments become delinquent.

COMPANY also agrees to pay all taxes and assessments of every kind levied upon any and all personal property of COMPANY, its successors and assigns, whether same shall be or may become alien upon the Leased Property. All such taxes and assessments shall be paid by COMPANY before the same become delinquent. In the event that this contract is recorded at the Public Registry of Property, the COMPANY shall pay all costs of such recordation, including, but not limited to, notary fees, charges, and taxes required in connection therewith.

IX. WARRANTY, REPAIRS, ALTERATIONS AND IMPROVEMENTS.
A. TEDE,
1. If, at any time during the term of the initial Lease, or extension thereof, after receipt of written notice from COMPANY, TEDE at its expense, shall with minimum interference with COMPANY'S normal use of the Leased Property, diligently proceed to repair any structural defects or manufacturing defect in the roof or exterior bearing walls, foundations and production area floor drains, including normal use, wear and damage.

TEDE shall not be liable for any damages, and shall not be obligated to make any repairs, caused by any negligent act or omissions of COMPANY, its employees, agents, invitees, or contractors. TEDE shall have no other obligation to maintain or repair any other portion of the Leased Property. TEDE shall not be liable to COMPANY for any damage resulting from TEDE'S failure to make any repairs, unless COMPANY has notified TEDE of the need for such repairs, and TEDE has failed to commence such repairs within five (5) working days after said notice has been given and failed to complete the same in a diligent manner.

2. If TEDE fails to make the repairs described in Clause IX, "A", COMPANY may, but shall not be required to, make or cause such repairs, to be made, and TEDE shall, on demand, immediately pay to the COMPANY the actual cost of the repair, or at COMPANY'S option, it may deduct from the due rent the cost of such repairs, upon presenting to TEDE a receipt of such expenses. COMPANY may exercise this option, provided that TEDE has not reimbursed COMPANY the above referred cost within 10 (ten) calendar days.

B. COMPANY,
1. COMPANY, at its expense, shall keep and maintain in good order and repair, except for normal use and wear, all of the Leased Property, except for those obligations of TEDE stated in paragraph "A", 1, of this Clause including but not limited to, all plumbing, sewage and other utility facilities that are within the Leased Property, as well as fixtures, partitions, walls (interior and exterior, including painting as often as necessary), floors, ceilings, sinks, all air conditioning, cooling, heating and similar equipment or systems, doors, windows, plate glass and all other repairs of every kind and character to the Leased Property. COMPANY at its expense, shall repair all leaks except those caused by structural or manufacturing defects. The plumbing facilities shall not be used for any purpose other than that for which they were constructed. The expense of any breakage, stoppage or damage resulting from a violation of this provision, shall be paid by the COMPANY.

COMPANY shall store all trash only temporarily within the Leased Property, and shall arrange for the regular pickup of trash at COMPANY'S expense. COMPANY shall not burn any trash of any kind in or about the Leased Property or the Industrial Park.

2. COMPANY shall have the right at its discretion, to make alterations and improvements to the Leased Property, in the understanding that prior written consent of TEDE will be required if the proposed improvement or alteration exceeds a cost of US$10,000 Dollars or if it affects the structural integrity of the Leased Property.

The installation of outside metal sheds or coverings is strictly prohibited, unless written authorization is granted by TEDE.

3. COMPANY shall keep the Leased Property free and clear of all encumbrances and liens arising out of acts or omissions of COMPANY including those arising out of construction done or ordered by COMPANY. However, if by reason of any work performed, materials furnished or obligations incurred by COMPANY with any third party, or any other act or omission by COMPANY, TEDE is made liable or involved in litigation, COMPANY shall hold harmless and indemnify TEDE including any cost and expenses, and reasonable attorney's fees incurred by reason thereof. Should COMPANY fail fully to discharge any such encumbrances of liens within thirty (30) days after the date it has been instituted or fail to provide a bond acceptable to TEDE in the event of a contest, TEDE, at its option, may pay all or any part thereof. If TEDE pays any such lien or encumbrances or any part thereof, COMPANY shall, on demand, immediately pay TEDE the amount so paid, together with interest at the rate of twenty (20%) percent per annum from the date of payment.

No lien or encumbrance of any character whatsoever created by an act or omission by COMPANY shall in any way attach or affect the rights of TEDE on the Leased Property.

X. UTILITY SERVICES.

During the term of this Lease Agreement, COMPANY shall promptly pay for any and all public and other utilities and related services furnished to the Leased Property, including but not limited to water, gas, electricity and telephone charges.

XI. RIGHT-OF-WAY.

TEDE is hereby granted a right-of-way upon, without undue interference to the COMPANY'S operation and prior 24-hr notice, where possible, over and under the Leased Property for ingress, egress, installations, replacing, repairing and maintaining all utilities, including but not limited to water, gas, telephones and all electricity and any television or radio antenna system serving the Leased Property. By virtue of this right-of-way it shall be expressly permissible for providing the electrical and/or telephone company to erect and maintain the necessary poles and other required equipment on the Leased Property; provided that in exercising any right TEDE may have under this Clause.

XII. ASSIGNMENT AND SUBLETTING.

A. COMPANY shall have the right, upon prior written consent of TEDE, to use or transfer this Lease Agreement or any interest therein or permit the use of the Leased Property by any individual, corporation or entity. COMPANY also has the right to Sublease all or part of the Leased Property, provided, however, that in the event of any such assignment, transfer or Sublease, COMPANY shall remain fully liable for all of its obligations under this Lease

Agreement. Subleasing will not constitute a waiver for the COMPANY to the rights and obligations acquired in this Lease Agreement. Any profits made by the COMPANY, while subletting, will be retained by COMPANY.

B. TEDE shall have the right to assign and reassign, from time to time, any or all of the rights and obligations of TEDE in this Lease Agreement or any interest therein, without COMPANY'S consent, provided that no such assignment or reassignment shall impair any of the rights of COMPANY herein and provided further that TEDE shall remain liable for all of its obligations under this Lease Agreement. In the event of such assignment or reassignment, COMPANY shall not diminish or withhold, unless otherwise agreed upon herein, any of the rents payable hereunder by asserting claims against such assignee, any defense, setoff, or counter claims which COMPANY may have against TEDE or any of its affiliates.

XIII. SUBORDINATION.

During the term of this Lease Agreement, TEDE shall have the right to encumber its interest in the Leased Property or in this Lease Agreement for any purpose it deems convenient and COMPANY shall and hereby does subordinate its interest in this Lease Agreement and in the Leased Property to such encumbrance. However, in the event such encumbrance is foreclosed or judicially enforced, the one who holds the encumbrance shall agree to respect this Lease Agreement and accept the performance by COMPANY of its obligations hereunder.

COMPANY shall execute any agreement which may be required by TEDE in confirmation of such subordination and submit whatever public financial data may normally be requested by any trust, insurance company, bank or other recognized lending institution.

Once that TEDE shall have notified COMPANY in writing that the former has assigned its interest in this Lease Agreement to any lending institution as security for a debt or other obligation of TEDE, TEDE shall not have the power to amend this Lease Agreement so as to reduce the rent, decrease the term or modify or negate any substantial obligation without the written consent of such lending institution. Such obligation shall continue until the lending institution shall have notified COMPANY in writing that such assignment has been terminated, on the understanding that if TEDE fails to obtain such lending institution's approval to carry out the foregoing, the amendment of the term above mentioned shall have no effect whatsoever against such lending institution.

In addition, if the lending institution notifies the COMPANY in writing requiring the payment of rents hereunder directly to such lending institution or its representative, then COMPANY shall be obligated to pay to such lending institution or its representative each subsequent monthly rental coming due under this Lease Agreement (together with any unpaid rent then past due), until the date on which such lending institution notifies COMPANY authorizing payment of rent to TEDE or other party entitled thereto.

COMPANY understands and agrees that except for the security deposit mentioned in Clause

XXVII of this Lease Agreement, TEDE may not collect any rent more than one (1) month in advance and COMPANY, at the request of TEDE shall provide a statement that no such advanced payment has been made, such document shall be binding upon COMPANY as against the lending institution to which this Lease Agreement may be assigned. In addition, the lending institution shall not be bound to recognize those payments made to TEDE after the COMPANY has received notice requiring payments to be made to such lending institution.

XIV. ACCESS TO LEASED PROPERTY.

Without undue interference to COMPANY's operation, TEDE or its authorized representative shall have the right to enter the Leased Property during all COMPANY business hours and in emergencies at all times, to inspect the Leased Property and to make repairs, additions or alterations to the Leased Property during all COMPANY's business hours. For a period commencing ninety (90) days prior to the termination of this Lease Agreement or any extension thereof, TEDE shall have access to the Leased Property during all COMPANY business hours for the purpose of exhibiting it to prospective clients and may post usual for sale or for lease signs upon the Leased Property. Except in case of emergency, TEDE shall give notice to COMPANY before entering the Leased Property and COMPANY shall have the right to accompany any representatives of TEDE and prospective clients. TEDE herein states and obligates itself to not divulge or reveal to third parties any proprietary information of COMPANY or industrial process used by COMPANY.

XV.  DAMAGE OR DESTRUCTION.

A. Total. In the event that whole or a substantial part of the Leased Property be damaged or destroyed by fire, act of nature or any other cause, so as to make COMPANY unable to continue the operation of its business, TEDE, shall, within 10 (ten) calendar days from such destruction, determine whether the Leased Property can be restored within 3 (three) months and notify COMPANY of said determination. If TEDE determines that the Leased Property cannot be restored within 3 (Three) months, either TEDE or COMPANY shall have the right and option to immediately terminate this Lease Agreement, by advising the other thereof by written notice. If TEDE determines that the Leased Property can be restored within said 3 (Three) months, TEDE shall, at its own expense, proceed diligently to reconstruct TEDE's Improvements and in such event, TEDE shall accept in lieu of rent during the period when COMPANY is substantially deprived of the use of the Leased Property, any rental insurance proceeds which may be payable pursuant to rental insurance provided for herein above.

B. Partial. In the event of partial damage caused to the Leased Property, TEDE shall repair the Leased Property. During the period required for such repair work of TEDE's Improvements, the rental payable hereunder by COMPANY shall be equitably prorated to the interferences with COMPANY's use and possession of the Leased Property occasioned by such damage and repair. All of the determinations made by TEDE under this clause shall be reasonably made and in good faith.

XVI. LIMITATION OF LIABILITY.

Except for intentional or negligent acts or omissions of TEDE, its agents or employees, TEDE shall not be liable to COMPANY or to any other person whatsoever for any loss or damage of any kind or nature caused by the intentional or negligent acts or omissions of COMPANY or other occupants of the Industrial Park or of adjacent property, or the public, or other causes beyond the control of TEDE, including but not limited to failure to furnish or any interruption of any utility or other services in or about the Leased Property.

COMPANY recognizes that additions, replacements and repairs to the Industrial Park will be made from time to time, provided that the same shall not substantially interfere with COMPANY's use and enjoyment of the Leased Property.

XVII. INDEMNIFICATION.

COMPANY agrees to indemnify and save TEDE harmless from any and all claims for damages or losses of any kind or nature whatsoever, arising from negligent acts or omission of COMPANY or its contractors, licensees, agents, invitees, or employees, or arising from any accident, injury or damage whatsoever caused to any person or property occurring in or about the Leased property, or the areas adjoining the Leased Property and against all cost and expenses, including attorneys' fees, incurred thereby.

TEDE agrees to indemnify and hold COMPANY harmless from any claim, demand or action relation to or arising out of the presence of any hazardous material, on, in or emanating from the Leased Property as of the date of Commencement of the Lease Term.

TEDE agrees to indemnify and to hold COMPANY harmless from any claim, demand or action deriving from injury or damage to COMPANY or its agents or employees and from any and all liability for injury to third parties or damage to the property of third parties arising from any negligent act or omission of TEDE, its agents, contractees or employees while on or in the vicinity of the Leased Premises. Furthermore TEDE indemnifies and holds COMPANY harmless from any liability arising or derived from services performed in connection with any construction or repairs to the Leased Property, made during the Lease Term by TEDE, TEDE's employees, agents or by third parties contracted by TEDE. Consequently TEDE warrants and guarantees that, to the best of TEDE's knowledge, the third parties or employees of TEDE shall fully comply with all pertinent construction and social security regulations, tax and labor laws and any other applicable laws or regulations.

XVIII. NOTICES.

All notices under this Lease Agreement shall be forwarded to the addresses mentioned in the Recitals above or such other addresses as may from time to time be furnished by the parties hereto. Said notices shall be in writing and shall be deemed given ten (10) days after the date of mailing thereof. Duplicate notices shall be sent by certified airmail, postage prepaid or registered mail, to such additional addresses as may from time to time be requested in writing by the parties hereto.

XIX. COMPANY'S DEFAULT

Each of the following shall be a default of COMPANY:

     1. Vacation or abandonment of the Leased Property for more than 5 working days;

     2. Failure to pay any installment of rental due and payable hereunder upon the date when said payment is due, said failure continuing for a period of ten (10) days after written notice of such default;

     3. Default in the performance of any of COMPANY's covenants agreements or obligations hereunder, except default in the payment of any installment of rent, continuing for fifteen (15) days after written notice thereof is given from TEDE to COMPANY, without commencing to diligently cure the default, or with respect to a default which cannot be cured within such 15 days, COMPANY having not commenced to cure such default and thereafter proceeding diligently to cure such default;

     4. A general assignment by COMPANY for the benefit of creditors;

     5. The filing of a voluntary petition in bankruptcy by COMPANY or the filing of an involuntary petition by COMPANY's creditors, said petition remaining undischarged for a period of sixty (60) days;

     6. The appointment of a Receiver to take possession of substantially all of COMPANY's assets or of this Leasehold, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty (30) days after the levy thereof.

     7. Attachment, execution or other judicial seizure of substantially all of COMPANY's assets or this Leasehold, such attachment, execution or other seizure remaining undismissed or undischarged for a period of thirty (30) days after the levy thereof.

Upon occurrence of any one of the foregoing COMPANY's defaults, TEDE shall have the right, at its option and in addition to other rights or remedies granted by law, to do either of the following:

     A. Immediately rescind this Lease Agreement and eject COMPANY from the Leased Property.

     B. Claim specific performance. In the case of default as specified above, TEDE shall, in addition to all other remedies, have the right to declare and collect the entire unpaid balance of rent to the end of the last lease year of the existing Lease Term or extension thereof then in effect and also declare all other sums due to TEDE, immediately due and payable, plus interest at the rate of twenty percent (20%) per annum on said sums from the date of such declaration until paid in full.

In the event that the Land and the Improvements covered under this Lease Agreement are Leased to another tenant during the remainder of the initial term or extension thereof, and the COMPANY pre-pays the rent unpaid balance as a result of this clause, TEDE shall promptly refund to COMPANY that portion of rent paid by COMPANY pursuant to this paragraph which is allocable to the period of the Lease Term during which the Leased Property was leased to another tenant or otherwise used in a beneficial manner as well as any other allocable sums paid by COMPANY to TEDE, less any loss or damage incurred by TEDE as a result of COMPANY's default, or;

If such rent or other sums due to TEDE have not been paid by COMPANY, TEDE shall add such amount(s) to COMPANY's unpaid balance of rent stated clause XIX B.

XX. RIGHT TO CURE DEFAULTS.

In the event of COMPANY's breach or default of any term or provision herein, TEDE may, without any obligation to do so at any time after ten (10) days written notice, cure such breach or default or make repairs to the Leased Property for the account and at the expense of COMPANY.

If TEDE, by reason of such breach or default, provided TEDE is the prevailing party in the event of a dispute, pays any money or is compelled to incur any expense including attorneys' fees, the sums so paid or incurred by TEDE, with all interest, cost and damages, shall be paid by COMPANY to TEDE on the first day of the month following the incurring of such expenses. If any installment of rent or any other payment is not paid promptly when due, it shall bear interest of twenty percent (20%) per annum from the date on which it becomes due until paid; but this provision is not intended to relieve COMPANY from any defaults in the making of any payment at the time and in the manner herein specified.

The foregoing interest, expenses and damages shall be recoverable from COMPANY by exercise of TEDE's remedies herein above set forth. Efforts by TEDE to mitigate the damage caused by COMPANY's breach of this Lease shall not be constructed to be a waiver to TEDE's right to recover damages under this Clause
XX. Nothing in this Clause affects the right of TEDE of indemnification by COMPANY in accordance with Clause XVII herein above for liability arising prior to the termination of this Lease for personal injuries or property damage.

XXI WAIVER.

In the event TEDE or COMPANY does not compel the other to comply with any of the obligations hereunder, such action or omission shall not be constructed as a waiver of a subsequent breach of the same or any other provision. Any consent or approval shall not be deemed to waive or render unnecessary the consent or approval of any subsequent or similar act by COMPANY or TEDE.

XXII. CERTIFICATES.

COMPANY shall, within ten (10) days of receipt of a written request made by TEDE, deliver to TEDE a statement in writing, certifying that this Lease Agreement is unmodified and in full force and effect (or if there have been modifications that the same are in full force and effect as modified); the dates to which the rent and any other charges have been paid in advance and, if that is the case, that TEDE's Improvements have been satisfactorily completed. It is intended that any such statement may be relied upon by any person, prospective purchaser or lending institution interested in the Leased Property.

XXIII. HOLDING OVER.

If COMPANY should remain in possession of the Leased Property after the expiration of this contract, COMPANY shall pay MARAN a monthly penalty equivalent to 2 (Two) months rent as of the expiration date of the Lease Agreement until COMPANY has delivered to TEDE the Leased Property or executed a new Lease Agreement. This provision shall not be construed as granting any right to COMPANY to remain in possession of the Leased Property after the expiration of the Lease Term. COMPANY shall indemnify TEDE against any loss or liability resulting from delay by COMPANY in surrendering the Leased Property, if such loss or liability is founded on said delay. The parties agree that COMPANY shall quit and surrender the Leased Property at the expiration of this Lease Agreement, waiving the right provided by law.

XXIV. SURRENDER.

On the last day of the term of this Lease Agreement or the sooner termination thereof, pursuant to other provisions hereof, COMPANY shall quit and surrender the Leased Property, clean, in good conditions (normal wear and tear excepted) together with all alterations, additions and Improvements that may have been made in the same except furniture, machinery, fixtures and equipment owned by COMPANY. Upon the termination of this Lease Agreement, COMPANY shall immediately remove all of its property from the Leased Property. Any furniture or fixtures not removed shall be deemed abandoned by COMPANY. COMPANY shall immediately repair any and all damage caused to Leased Property in the removal of COMPANY'S property.

XXV. QUIET ENJOYMENT.

TEDE Agrees that the COMPANY upon paying the rent and all other charges provided for herein and upon complying with all of the terms and provisions of this Lease Agreement, shall lawfully and quietly occupy and enjoy the Leased Property during the Lease Term.

XXVI. ATTORNMENT.

COMPANY shall in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage or Trust Deed made by TEDE, its successors or assigns, encumbering the Leased Property or any part thereof, if so requested, attorn to the purchaser upon such foreclosure or sale and recognize such purchaser as the Lessor under this lease.

XXVII. SECURITY DEPOSIT.

COMPANY, upon execution of this Lease Agreement, shall deposit the equivalent of 3 (three) month's rent which will serve as the security deposit for the full and timely performance of each term, provisions and obligations, including the payment of rent. TEDE may, in addition to all other rights, use or retain the whole or any of this security for the payment of any rent in default or for any other sum due and payable to TEDE. Should COMPANY fully and timely perform with all the obligations of this Contract, this Security Deposit or any of the balance of the Security Deposit shall be refunded in full upon the expiration of this Lease Agreement or any extension thereof. COMPANY shall not be entitled to any interest on the security deposit.

XXVIII. HAZARDOUS MATERIALS

TEDE certifies that neither the land nor the building to be constructed thereon contain hazardous substances as of the commencement of the Lease Term. The COMPANY shall deliver to TEDE the leased property free of any hazardous substances in the soil or in the improvements, in excess of the levels at which applicable laws require remediation.

XXIX. MISCELLANEOUS.

A. This document contains all of the agreements and conditions made between the parties and may not be modified orally or in any manner other than by a written agreement signed by the authorized representatives of the parties.

B. If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction, to be invalid, void or enforceable, the remainder of the terms, covenants, conditions and provisions of this Lease or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

C. In the event that either party should bring an action against the other party for the possession of the Leased Property or for the recovery of any sum due hereunder or because of the breach or default of any covenant in this Lease Agreement, the prevailing party shall have the right to collect from the other party its costs and expenses including attorney's fees.

D. Every payment and performance required by this Lease Agreement shall be paid and performed precisely on the date specified for such payment or performance and no delay or extension thereof shall be permitted.

E. The titles and subtitles in these Clauses of this document shall have no effect on the interpretation of the terms and provisions contained in the Lease Agreement.

F. The parties agree that this Lease Agreement shall be governed by the Laws of the State of Baja California, Mexico. For everything pertaining to the interpretation and compliance of this Lease Agreement, the parties thereby expressly submit themselves to the jurisdiction of the Civil Courts of the city of Mexicali, State of Baja California, waiving any other jurisdiction which might be applicable by reason of their present of future domiciles or otherwise.

G. This Lease Agreement shall be executed in English and Spanish. However, in the event of a dispute or an inconsistency regarding interpretation or meaning of this Lease Agreement, the English version shall prevail.

H. Whenever the prior consent of either party, written or otherwise is required as a condition for any act by the other party under this Lease Agreement, or when the right of any one party is dependent on the other party determining that something is acceptable, such party agrees not to unreasonably withhold such consent, or determination of acceptability.

I. Each party shall execute such further documents as shall be requested by the other party, but only to the extent that the effect of said documents is to give legal effect to right and obligations stated forth in this Lease Agreement.

J. Submission of this instrument for examination or signing by COMPANY does not constitute a reservation of or option to Lease and it is not effective as a Lease or otherwise until execution and delivery by both TEDE and COMPANY.

K. This Lease and each of its covenants and conditions shall be binding upon and shall inure to the benefit of the parties hereto and their respective assigns, subject to the provisions hereof. Whenever in this Lease a reference is made to TEDE, such reference shall be deemed to the person in whom the interest of the Lessor hereunder shall be vested. Any successor or assignee of COMPANY who accepts an assignment or the benefit of this Lease and enters into possession or enjoyment hereunder shall thereby assume and agree to perform and be bound by the covenants and conditions thereof.

L. COMPANY hereby covenants to TEDE, and TEDE relies upon said covenant as a material inducement to enter into this Lease, that COMPANY will deliver to TEDE, concurrently with the execution and delivery hereof a Guaranty of this lease in the form attached hereto as Exhibit "F", executed by __________________ or any other Guarantor as may be acceptable to TEDE.

IN WITNESS WHEREOF, the parties have executed this Lease Agreement in the City of Mexicali, Baja California, Mexico, on _____ day of _______, 199__.


/s/ MARIO TERAN DEL RIO
-----------------------------           ---------------------------------------
(LESSOR)                                                                (LESSEE)


WITNESS:                                WITNESS:
        ---------------------                   --------------------------------

                                                                       EXHIBIT A

                                  PARCELA 88-A

                                  [BLUEPRINT]

                                                                       EXHIBIT B

                                  PARCELA 88-A

                                  [BLUEPRINT]

                                                                       EXHIBIT C
                                 BLOCK DIAGRAM

                                   [DIAGRAM]

                             MARAN INDUSTRIAL PARK
                      CALAVO FOODS DE MEXICO, S.A. DE C.V.

                                                                     EXHIBIT "E"

THIS EXHIBIT FORMS INTEGRAL PART OF THE LEASE AGREEMENT HELD BETWEEN TEDE, S.A. DE C.V. AND (LESSEE), S.A. DE C.V. DATED _________________, 199_.

                             RULES AND REGULATIONS

                             MARAN INDUSTRIAL PARK

                                R E C I T A L S

1) The MARAN INDUSTRIAL PARK main activity is the leasing of facilities, construction of buildings and industry plants for the national and foreign industry and maquiladoras.

2) The regulations and ordinances shall be observed by lessors and lessees, owners of installations and all the occupants that for some reason shall be using the facilities of MARAN INDUSTRIAL PARK.

3) The construction of buildings for industrial use, the infrastructure and all occupants that shall be using the facilities of MARAN INDUSTRIAL PARK.

4) The purpose of this Ordinance is to regulate the activities in MARAN INDUSTRIAL PARK to maintain the good order and harmony among the occupants, preserve the environment and architectural concepts; and protect the property and amenities of the PARK.

To comply with the above mentioned, we have the following:

                                 C L A U S E S

FIRST - Use of the installations.

M.L.P. shall be used and occupied for the establishment of any national or foreign industry, maquiladora, warehouse of raw materials and finished products, in accordance with written agreements in each case and the development plan of the PARK. Service areas shall be allocated to assist the companies already established in M.I.P., landscaping and recreational areas for the workers, employees and the executives of these mentioned companies.

SECOND - Prohibitions.

The occupants of M.I.P. shall not perform or omit any acts that may damage the buildings nor affect the development of the PARK. Thus, the following actions shall be restricted:

a) Underground constructions, awnings, apartments, tents or dwellings for living purposes.

b) The development of agricultural activities.

c) The opening of stores to sell retail, except those expressively permitted by the PARK.

d) The storage of the materials out doors or outside of the buildings.

e) The handling of hazardous or explosive materials shall not be permitted without a written consent from M.I.P. and shall be authorized by the government and environmental officials.

f) The excessive emission of bad odors, dust, smoke and noise. There shall be permitted only the necessary when a construction is being made, and alterations or improvements are taking place to the existing buildings, and for short periods of time and without causing nuisances to the other occupants nor the installations of the PARK. The burn of any kind of trash shall not be permitted.

g) Any kind of activity within the M.I.P. that may damage the property, its cleanliness and safety shall not be permitted.

THIRD - Parking Area.
a) The parking spaces shall be used by the employees and the transportation trucks of each facility for their normal activities. There shall one parking space every 140 sq. meters in the production area and warehouses; and one parking space every 35 sq. meters for the office area.

b) The repair and maintenance areas shall be constructed within the facilities. Thus, shall not be permitted the repairing of automobiles in the parking spaces nor the streets of M.I.P.

c) The streets of M.I.P. shall not be used for parking nor loading and unloading.

d) The parking area shall not be used for storage of materials, accessories, raw materials nor equipment. There shall be free passage for pedestrians along the sidewalks.

FOURTH - Service Areas.
Each building shall have a service area, which in accordance with the lease agreement, shall be assigned for a specific purpose and not in violation of the regulations of M.I.P. Each service area shall be delimited by a fence with entrances and exits for a free circulation along the streets of M.I.P.

FIFTH - Warehouses.
The spaces assigned for storage shall be kept out of sight and the storage of any kind of materials and equipment outside of this area shall not be permitted. The occupants of the facility shall be responsible that the stored materials shall not cause any damage to the other occupants nor the constructions of M.I.P.

SIXTH - Electric Installations and Air Conditioning Equipment.
All electrical installations and air conditioning equipment shall be placed without causing damage to the structural integrity of the buildings of M.I.P.

SEVENTH - Signs.
Signs and advertisements shall be installed in the spaces provided for that purpose. Any change of place for their installation shall require a written approval of M.I.P.

EIGHT - Waste and Trash Containers.
Trash of any kind shall be placed in special containers and the occupants shall arrange for the regular pickup of trash at its own expense.

NINTH - Construction of New Buildings.
The construction of new industrial buildings shall be at M.I.P. expense, unless an existent mutual agreement. Said new buildings shall be constructed in accordance with the plans and specifications of M.I.P. in the provided spaces.

TENTH - Alterations to the Existent Buildings.
There shall not be permitted any alterations to the existent buildings of the leased property unless a written consent from M.I.P. is issued, and the Lessee shall furnish the following information:

      a) Blue prints and specifications of the alteration to be made and shall be of good quality and resistant to fire.

      b) A list of materials to be used for these alterations or construction and shall be of good quality and resistant to fire.

      c) These alterations shall be performed in accordance with the laws and regulations of the government authorities of the State of Baja California.

      d) Once the authorized license for construction has been obtained, it shall be turned to M.I.P. along with the blue prints and projects sealed and approved by the official authorities.

ELEVENTH - Fire Precautions.
The occupants shall have in the occupied buildings an alarm system to detect fires as well as the necessary equipment for the prevention and extinction of any fire, and shall be in accordance to the laws and regulations of the fire department. This system shall be specially requested when inflammable products are to be handled or stored.

TWELFTH - Health Protection.
The occupants of each building shall have special care to keep in good health and moral behavior within their installations, and shall have special devices to prevent contagious or infectious ailments to affect their personnel.

THIRTEENTH
The rules and regulations in this Ordinance are mandatory to all the occupants of MARAN INDUSTRIAL PARK and the violation to any of them shall cause a violation of the Lease agreement between the Lessor and the Lessee.


/s/ MARIO TERAN DEL RIO
-----------------------                              --------------------------
(LESSOR)                                                               (LESSEE)

                                  EXHIBIT "F"

                                G U A R A N T Y

WHEREAS, TEDE, S.A. DE C.V., a Mexican corporation (hereinafter, referred to as "LESSOR") is owner of certain real property in the city of Mexicali, B.C. Mexico; and Calavo Foods de Mexico, S.A. de C.V.

WHEREAS, this Guaranty is given by Calavo Growers of California hereinafter referred to as "GUARANTOR") to induce LESSOR to enter into a Lease Agreement, with Calavo Foods de Mexico, S.A. de C.V., a Mexican corporation (hereinafter referred to as "LESSEE"), as stated in corresponding Lease Agreement held between LESSOR and LESSEE, dated ________________ (Hereinafter referred to as the "Lease Agreement").

NOW, THEREFORE, in consideration of the foregoing, it is agreed:

1. OBLIGATION OF THE GUARANTOR. The GUARANTOR unconditionally guarantees to LESSOR, its successor and assignees, the prompt, full and complete payment and performance to LESSOR of all the conditions, covenants, obligations, liabilities and agreements, of LESSEE as set forth in the Lease Agreement or any extension thereof between LESSOR and LESSEE. This Guaranty extends to and includes any and all interest due or liable to become due, together with all attorney's fees, costs and expenses of collection incurred by LESSOR in connection with any matter covered by this guaranty. The GUARANTOR's address is:

Calavo Growers of California
15661 Red Hill Avenue
Tustin, CA 92680
(714) 259-1166

2. TERM OF GUARANTY. The liability of the GUARANTOR shall continue until payment is made and performance given pursuant to every obligation of the LESSEE now due or hereafter to become due in accordance with the terms of the Lease Agreement or any extension thereof, between LESSOR and LESSEE, and until payment is made of any loss or damage incurred by LESSOR with respect to any matter conserved by this Guaranty shall be irrevocable. Nothing contained herein shall impose upon GUARANTOR any greater or different liability than is or may be imposed on said LESSEE under the Lease Agreement except to pay LESSOR attorney's fees, costs and expenses of collection incurred in proceeding against GUARANTOR Hereunder.

3. CONSENT TO LESSOR ACTS. The GUARANTOR consents, without affecting the GUARANTOR'S liability to LESSOR hereunder, That LESSOR may, without notice to our consent of the GUARANTOR, upon such terms as it may deem advisable, to the following:

     a. Extend, in whole or in part, by renewal or otherwise, any time of payment or performance on the part of LESSEE, provided for in the Lease Agreement;

     b. Release, surrender, exchange, modify, impair, or extend any period or duration, or any time for performance, or payment on the part of LESSEE, required by the Lease Agreement; and

     c. Settle or compromise any claim of LESSOR against LESSEE or against any other person, firm or corporation whose obligation is held by LESSOR as security to LESSOR under the Lease Agreement.

The GUARANTOR hereby confirms and affirms any such extension, renewal, release, surrender, exchange, modification, impairment, settlement or compromise and all acts shall be binding upon GUARANTOR who hereby waives all defense, counterclaims or offsets which GUARANTOR might have solely by reason thereof.

4. WAIVER OF GUARANTOR. GUARANTOR Waives:

     a. Notice of acceptance of this Guaranty by:

     b. Notice of presentment, notice of nonperformance, notice of dishonor and notices of existence, creation or incurring of new or additional indebtedness or obligations, demands for payment or performance or protest of any obligations of LESSEE of LESSOR under the Lease Agreement;

     c. Notice of the failure of any person, firm or corporation to pay to LESSOR any indebtedness held by LESSOR as collateral security for any obligation of LESSEE to LESSOR under the Lease Agreement;

     d. Any right to require LESSOR to (i) proceed against LESSEE (ii) proceed against or exhaust any security or other lien or right of or held by LESSOR from LESSEE; or (ii) pursue any other remedy in the power of LESSOR whatsoever;

     e. Any defense, offsets or claims whatsoever; which LESSEE may have against LESSOR;

     f. Any defenses, offsets or claims arising from any governmental action or intervention which wholly or partially frustrates any or all of the purposes for which the Lease Agreement was entered into;

     g. Any defects in the perfection of the assignment pledge of the rents by failure to record the Lease Agreement or any instrument or assignment and pledge in the public Registry under Mexican Law.

5. REPRESENTATIONS BY GUARANTOR. GUARANTOR represents and warrants that at the time of execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of GUARANTOR to LESSOR hereunder, or the immediate taking effect of this Guaranty as the sole Agreement between the GUARANTOR and LESSOR with respect to guaranteeing all of LESSEE's obligations to LESSOR under the Lease Agreement.

GUARANTOR further represents and warrants the GUARANTOR is authorized to execute and deliver this Guaranty and that the person executing this guaranty is authorized to execute the same for and on behalf of GUARANTOR.

6. REMEDY OF LESSOR. In the event of any default on the part of LESSEE as defined in the Lease Agreement, LESSOR may at its option proceed in the first instance against GUARANTOR, jointly and severally, to collect any obligation covered by this Guaranty, without first proceeding against LESSEE or any other person, firm or corporation without first resorting to any property at any time held by LESSOR as collateral security.

7. MODIFICATION OF AGREEMENT. The whole of this guaranty is herein set forth and there is no verbal or other written agreement and no understanding or custom affecting the terms hereof. This Guaranty can be remedied only by a written instrument signed by the party to be charged therewith.

8. NON-WAIVER BY LESSOR. The liability of GUARANTOR under this guaranty shall not be affected by the insolvency of LESSEE or LESSOR, at any time or by the acceptance by LESSOR of security, notes, acceptance, drafts or checks or by assignment, foreclosure or the other dispositions thereof by LESSOR presenting or proving for allowance any secure or unsecured claim or demands or by LESSOR acceptance to any compositions, planed reorganization, settlement, compromise, divided payment or distribution; and GUARANTOR shall not be entitled to claim any right in or benefit by reason of any such composition, plan or reorganization, settlement, compromise, divided, payment or distribution, or in by reason of any security held by LESSOR, of the proceeds to other dispositions thereof; unless and until all of said obligations, liabilities and indebtedness, together with interest, attorney's fees and costs due to LESSOR under this Guaranty or under the Lease Agreements, shall have paid in full. Nothing contained in this Agreement shall alter any of the right or remedies of LESSOR against LESSEE. GUARANTOR authorizes LESSOR, without notice or demand and which affecting the liability of GUARANTOR hereunder, from time to time to:

     a. Renew, compromise, extend, accelerate, or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof under the Lease Agreements, including increase or decrease of any amounts due thereunder or any rate of interests specified therein;

     b. Take and hold security for the payment of this Guaranty or the indebtedness guaranteed, and exchange, enforce, waive, release, any such security;

     c. Apply such security and direct the order or manner of sale thereof, as LESSOR in its discretion may determined and;

     d. Release or substitute any one or more of LESSEE or GUARANTOR may assign this Guaranty in whole or in part. GUARANTOR may assign this guaranty in whole or in part, provided that GUARANTOR shall remain liable for its obligations hereunder unless released therefrom by LESSOR or its successors and provided further that GUARANTOR shall first give LESSOR sixty (60) days prior written notice.

9. APPLICABLE LAW. This Guaranty is made in the State of California and the rights and obligations of GUARANTOR hereunder shall be constructed and enforced in accordance with the laws of the State of California. It is hereby expressly understood and agreed by GUARANTOR that in the event a dispute arise as to the performance of the obligations of GUARANTOR pursuant to this guaranty, any action relating to this guaranty agreement shall be instituted and prosecuted in the United States District Court for the Central District of California and each party hereby waives the right to change of venue.

10. MISCELLANEOUS PROVISIONS. GUARANTOR agrees to pay to LESSOR a reasonable attorney's fee and all other costs and expenses which may be incurred by LESSOR in the collection or efforts to collect the indebtedness owed by LESSEE to LESSOR pursuant to the Lease Agreement or in collection or efforts to collect or enforcement at the sums due under this guaranty, provide that if GUARANTOR is the prevailing party in any action or proceeding to enforce this Guaranty or collects any amounts allegedly due hereunder; LESSOR should pay GUARANTOR a reasonable attorney's fee and other costs and expenses which may be incurred by GUARANTOR.

The paragraph headings of this guaranty are not part of this guaranty and shall have no effect upon the construction and interpretation of any part hereof and are inserted herein for convenience only.

In the event that any provisions hereof or any portion of any provisions hereof shall be deemed to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other portion of said provisions or any other provisions herein. All remedies herein conferred upon LESSOR shall be cumulative and no one exclusive of any other remedy conferred herein or by law or equity. Time is of the essence in the performance of each and every obligation herein imposed.

GUARANTOR represents and warrants that it has all requisite power and authority to enter into this Guaranty agreement and that neither the execution or delivery of this Agreement or the consummation hereof nor the performance of the terms hereof will conflict with or result in a breach of the terms, conditions or provisions of or constitute a default under or result in the creation of any lien pursuant to any other agreement of instrument under which GUARANTOR is obligated.

11. ACKNOWLEDGMENT OF ASSIGNMENT. In the event this Guaranty is assigned to a bank or other lending institution, the GUARANTOR shall furnish to such entity a letter stating that the GUARANTOR acknowledges receipt of notice of an assignment by LESSOR of said Guaranty;

that said guaranty is in full force and effect; that no changes to the guaranty as originally executed have been made; that the GUARANTOR will not enter into any modification of this guaranty without first obtaining prior written approval thereof from said lender; that said lender may rely solely upon the guaranty with respect to the lender's right to receive the rents in accordance with the terms of the Lease Agreement; and that all payments made thereafter shall be made to the lender or its assigns at such times not in conflict with those permissible under the Lease Agreement, at such places or in U.S. Dollars as directed by the lender or its assigns.

12. NOTICE OR DEFAULT. Notwithstanding any provision to the contrary herein expressed or implied, no claim of default on the part of LESSEE or on the part of GUARANTOR shall be made hereunder unless and until notice of such defaults has been given to LESSEE as provided in the Lease Agreement and a copy thereof mail to GUARANTOR by first class certified mail, postage prepaid at that address shown on paragraph 1 of this Guaranty.

13. SUCCESSORS BOUND. This Guaranty is binding, jointly severally upon GUARANTOR and its legal representatives and successors and shall inure to the benefit of LESSOR, its legal representatives, successors, and assigns.

IN WITNESS THEREOF, GUARANTOR has signed this Agreement in the city of Tustin, California, United States of America, on the 25 day of the month of October, 1994.

     By:  /s/ CHARLES REDMAN
        -------------------------------
     Its: Vice President
         ------------------------------
     ATTESTED

     By: /s/ EGIDIO CARBONE
        -------------------------------

     Its: Vice President
        -------------------------------

/s/ MARIO TERAN DEL RIO
---------------------------------------    -------------------------------------
LESSOR                                                                    LESSEE

                                   EXHIBIT D
THIS EXHIBIT FORMS AN INTEGRAL PART OF THE LEASE AGREEMENT HELD BETWEEN TEDE, S.A. DE C.V. (TEDE) AND CALAVO FOODS DE MEXICO, S.A. DE C.V. (COMPANY), DATED ______________, 1994.


1. GENERAL DIMENSIONS AND AREAS

Lot size                103,983 sf
Building size           50,311 sf
Main office/lunch       3,000 sf
room/restrooms area

2. CONSTRUCTION MATERIALS AND ENGINEERING SPECIFICATIONS

Frame type:         Steel, rigid frame 3/8" web and 1/2" flanges

Roof material:      Galvanized steel

Wall construction:  Colored concrete block on front wall, steel side & back walls made with brick & block skirting.

Minimum clearance:  26'3" - Center columns (Z-Plane)
                    22'10" - Eave

Roof insulation:    1" Spray-on Polyurethane foam or expanded polystyrene

Floors: 5" Thick, 3000 PSI concrete, fiber and 3/8" re-bar mesh reinforcements

Column spacing:     72'2" Horizontally (X-Plane)
                    26'3" Vertically (Y-Plane)

Water distribution: 2" Pipe distributed on the perimeter of building per Calavo requirements.

Drains:             Located on the following areas:
                    * Receive/wash area
                    * Sorting area
                    * Process room
                    * On the exterior part of the building (refuse band
                      cleaning)
                    All drains are made of plastic "vinylester" suitable for food processing operation

Electrical:         TEDE will provide the first 500 KVA hook-up fees. Any
                    additional requirements shall be paid by COMPANY. 1,200 KVA are available on the lot.

Transformer:           TEDE will furnish a 500 KVA transformer to be used by
                       COMPANY for the installation of COMPANY'S substation.

Sewer: All production area drains will be installed on a separate circuit from the rest of the building, for monitoring purposes.

Roll-up door:          One 14' W x 16' H on receiving area, Two 10' x 10' on
                       shipping

Plenum exhaust:        Two (2) located on center of building for exhausting
                       stale air from top of cold rooms and improve system efficiency.

Interior illumination: Metal Halide HID lamps for cold rooms and aisles. 40 foot candles.

                       Sorting area & process room equipped with 4 tube fluorescent lamps to provide a minimum of 80 foot candles at desktop height. Also, all troffers complete with covers to prevent debris to fall into rooms, according to food preparation guidelines

Exterior illumination: Wall mounted high pressure sodium lamps and fixtures

Receiving docks:       2 truck capacity, gentle slope, equipped with sump pump

Shipping docks:        2 truck capacity, gentle slope, equipped with sump pump
                       and dock seals, located next to product holding room.

Storage room:          Included, 16' x 30'

3. COLD ROOM CONSTRUCTION

The following R-Factors will be applied to the cold room construction. Oriented strand board (OSB) Panels will be used. Waterproof interior walls and floors are included only on the sorting/process areas.

                                                 (sf)
                    (ft)     (ft)      (ft)      ROOM           R-FACTOR   R-FACTOR   R-FACTOR
                  LENGTH    WIDTH    HEIGHT      AREA    WALL INSULATION       ROOF       ROOF
                  ------    -----    ------      ----    ---------------   --------   --------
Receiving Cooler 1    36       48        20     1,728            16.68        29.19          0
Receiving Cooler 2    36       48        20     1,728            16.68        29.19          0
Ripening rooms (5)    30       54        26     8,100            16.68        20.85          0
Pre-Process Cooler    40       48        20     1,920            16.68        29.19          0
Sorting area       75.01    66.55        26     4,992            16.68        20.85          0
Process Room       75.01    79.61        20     5,972            16.68        20.85          0
Holding Room       24.57    43.56        20     1,070            20.85        29.19      16.68
                                               ------
                                               25,510

4. MAIN OFFICE/LUNCHROOM/RESTROOMS
Wall construction:      Brick exterior wall to eliminate repainting, interior
                        partitions made according to Calavo's specs.

Air conditioning:       Standard. 12.5 ton system

Restrooms:              90 employees capacity, 25% male, 75% female

Cafeteria:              Up to 1,500 sf in area, as required by Calavo.

Exterior lighting:      13 pivoting head lamps

Flooring(1st.floor):    Ceramic tile

Flooring(2nd.floor):    High traffic carpeting

Exterior windows:       Tinted to reduce load on A/C System

Phone lines:            Four (4) included. Additional lines available upon
                        request. 30 day maximum lead-time.

5. EXTERIOR AREAS
Security:               Guard shack included. With inter-office
                        communication conduit.

Landscaping:            Low maintenance vegetation suitable for Mexicali's
                        climate.

Fencing: Ornamental iron fence on the front part of the building, chain link fence on the sides. Brick wall at the rear.

Sewer test area:        Included. To test production area effluents.
                        Independent of the rest of the sewer system.

Refuse area P/U:        Surrounded with concrete screen block, to blend in with
                        rest of building. Equipped with drains for easy cleaning.

Parking:                According to code

ACCEPTED:


-------------------------
CALAVO FOODS DE MEXICO, S.A. DE C.V.(LESSEE)

/s/ MARIO TERAN DEL RIO
-------------------------
TEDE, S.A. DE C.V.(LESSOR)

                                 MEXICALI, B.C.


                                     [MAP]